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                               FIRST AMENDMENT TO
                              SOCIETY CORPORATION
                         1991 EQUITY COMPENSATION PLAN

    WHEREAS, Society Corporation ("Society") has heretofore adopted the 1991 Equity Compensation Plan ("Plan"), and

    WHEREAS, Society reserved the right to amend the Plan under Section 20 of the Plan, and

    WHEREAS, Society now deems it necessary to amend the Plan;
    NOW, THEREFORE, the Plan is amended as follows:

    1. Section 4 of the Plan, entitled "Eligibility," is hereby amended by adding the following sentence at the end of said Section:

        "No Employee may receive an Award in any year which when added to all previous Awards granted during such year shall cover Common Shares which in the aggregate would be in excess of .2% of the outstanding Common Shares of the Corporation on the date such Award was granted."

    2. Except as herein specifically amended, the Plan shall remain in full force and effect.

    IN WITNESS WHEREOF, Society Corporation has caused this First Amendment to the Plan to be executed by its duly authorized officer as of the 29th day of December, 1993.

                                        SOCIETY CORPORATION

                                        By: /s/ Roger Noall
                                        Roger Noall
                                        Vice Chairman
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